Other income	12 Months Ended
Mar. 31, 2018
Other income
Other income

10. Other income

	March 31,
	2016	2017	2018
Liabilities written back	21,879	20,716	15,441
Government grant	—	—	69,573
Gain on sale of property, plant and equipment (net)	—	622	1,369
Miscellaneous income	4,783	3,944	3,618

Total	26,662	25,282	90,001

        Government grant represent the Company's entitlement to receive duty credit script as grant under Service Exports from India Scheme (SEIS) from government of India on achievement of certain conditions as notified under the scheme, such scrips can be utilized against the payment of custom duty at the time of import of goods or services to India.

        Liabilities written back represent trade payables, that through the expiry of time, the Group has no further legal obligation to vendors.